UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 2005
                                                         ---------------

                        RUSH FINANCIAL TECHNOLOGIES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

                                      Texas
                                      -----
         (State or other jurisdiction of incorporation or organization)

            000-24057                                    78-1847108
            ---------                                    ----------
    (Commission File Number)                (IRS Employer Identification Number)

                  13355 Noel Road, Suite 300, Dallas, TX 75240
                  --------------------------------------------
                    (Address of principal executive offices)

                                  972-450-6000
                                  ------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 7.01      Regulation FD Disclosure

       On April 20, 2005, the Board of Directors of Rush Financial Technologies, Inc. approved and adopted a Charter for its Compensation and Management Development Committee and a Charter for its Nominating and Corporate Governance Committee, which are attached hereto as Exhibits 99.1 and 99.2, respectively.

       The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits.

(c)  Exhibits

       99.1    Charter of the Compensation and Management Development Committee.
       99.2    Charter of the Nominating and Corporate Governance Committee.



                                   SIGNATURES
                                   ----------

       Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 13th day of May 2005.

                                             RUSH FINANCIAL TECHNOLOGIES, INC.


Date:  May 13, 2005                          /s/ Dewey M. Moore, Jr.
                                             -------------------------------
                                             Dewey M. Moore, Jr.
                                             Chief Executive Officer




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